Earning per share	6 Months Ended
Jun. 30, 2023
Earning per share
Earning per share

Note 18 – Earnings per share

Basic net income attributable to common shareholders of Tantech Holdings Ltd is based on the weighted-average shares outstanding during the relevant period, Diluted net income attributable to common shareholders of Tantech Holdings Ltd is based on the weighted-average common shares outstanding during the relevant period adjusted for the dilutive effect of unexercised warrants.

The following table presents a reconciliation of basic and diluted earing per share:

	For the six months ended June 30,
	2023	2022

Net income attributable to common shareholders of Tantech Holdings Ltd.	$2,011,244	$2,099,462
Weighted average shares Outstanding - Basic	1,903,906	773,083
Dilutive securities -unexercised warrants	—	16,225
Weighted average shares outstanding – diluted	1,903,906	789,308
Earnings per share - Basic	$1.06	$2.72
Earnings per share – Diluted	$1.06	$2.66